EXHIBIT 10.1
CONSENT TO EXTENSION AGREEMENT
     This Consent to Extension Agreement (this “Agreement”) dated as of August 11, 2006 is made by and among PEDIATRIX MEDICAL GROUP, INC., a Florida corporation, and certain of its subsidiaries and affiliates (collectively, the “Borrowers”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement (as defined below)) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.
W I T N E S S E T H:
     WHEREAS, the Borrowers, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of July 30, 2004 (as previously amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrowers a revolving credit facility, including a letter of credit facility and a swing line facility; and
     WHEREAS, the Company has advised the Administrative Agent and the Lenders that it will not deliver the financial statements for the fiscal quarter ended June 30, 2006 within the time provided by Section 6.01(b) of the Credit Agreement or the Compliance Certificate for such quarter within the time provided by Section 6.02(b) of the Credit Agreement, and has requested that the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Lenders consent to extend such delivery requirement until October 15, 2006, and the parties hereto are willing so to consent to the extension of such delivery pursuant to Section 10.01 of the Credit Agreement until such time on the terms and conditions set forth in this Agreement;
     NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     1. Consent to Extension. Subject to the terms and conditions set forth herein, Administrative Agent, the Swing Line Lender, the L/C Issuer and the Required Lenders consent to the extension of the time for delivery of the financial statements for the fiscal quarter of the Company ended June 30, 2006 pursuant to Section 6.01(b) of the Credit Agreement, and the Compliance Certificate for such period pursuant to Section 6.02(b) of the Credit Agreement, until October 15, 2006; provided that such consent shall only apply to an extension for the financial statements required by Section 6.01(b) of the Credit Agreement and the Compliance Certificate required by Section 6.02(b) of the Credit Agreement for the fiscal quarter ended June 30, 2006.
     2. Effectiveness; Conditions Precedent. The effectiveness of this Agreement and the consent to extension of time provided herein are subject to the satisfaction of the following conditions precedent, after which such satisfaction the consent to extension of time herein provided shall be deemed to be effective:
     (a) the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:
     (i) an original or facsimile (promptly followed by originals) executed counterpart of this Agreement, duly executed by each Borrower, the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Required Lenders; and
     (ii) such other documents, instruments, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably request;
     (b) all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) invoiced to date shall have been paid in full.
     3. Consent and Continued Enforceability. Each Borrower hereby consents, acknowledges and agrees to the consent to extension of time set forth herein and hereby confirms and ratifies in all respects its obligations under the Credit Agreement and each other Loan Document (including without limitation the continuation of such Borrower’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the consent to extension of time contemplated hereby) and the enforceability of each such Loan Document against such Borrower in accordance with its terms.
     4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, each Borrower represents and warrants to the Administrative Agent and the Lenders as follows:
     (a) Except to the extent that such representations and warranties relate to the existence, outcome or circumstances surrounding the previously disclosed review of the Company’s stock option practices and any adjustments that may need to be made to its financial statements as a result thereof, the representations and warranties made by each Borrower in Article V of the Credit Agreement and in each of the other Loan Documents to which such Borrower is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, and except that for purposes of this Section 4, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement (it being understood that for purposes of this Agreement, the most recent financial statements delivered pursuant to Section 6.01(b) of the Credit Agreement are those attached to the preliminary Compliance Certificate delivered by the Company to the Administrative Agent on

August 7, 2006, and the Schedule 5.05 referred to in Section 5.05 of the Credit Agreement is updated as provided on such preliminary Compliance Certificate);
     (b) Other than the matters set forth on Schedule 5.06 of the Credit Agreement and the existence or circumstances surrounding the previously disclosed review of the Company’s stock option practices, since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect;
     (c) The Persons appearing as Borrowers on the signature pages to this Agreement constitute all Persons who are required to be Borrowers pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Material Subsidiaries or were otherwise required to become Borrowers after the Closing Date, and each of such Persons has become and remains a party to the Credit Agreement as a Borrower;
     (d) This Agreement has been duly authorized, executed and delivered by the Borrowers party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
     (e) No Default or Event of Default has occurred and is continuing.
     5. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
     6. Full Force and Effect of Agreement. After giving effect to the consent herein provided, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
     7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.
     8. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.
     9. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
     10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
[Signature pages follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS: PEDIATRIX MEDICAL GROUP, INC., a Florida corporation
By:	/s/ Karl B. Wagner
	Name:	Karl B. Wagner
	Title:	Chief Financial Officer

ALASKA NEONATOLOGY ASSOCIATES, INC.
ASSOCIATES IN NEONATOLOGY, INC.
AUGUSTA NEONATOLOGY ASSOCIATES, P.C.
BNA ACQUISITION COMPANY, INC.
CENTRAL OKLAHOMA NEONATOLOGY
     ASSOCIATES, INC.
CNA ACQUISITION CORP.
FLORIDA REGIONAL NEONATAL
     ASSOCIATES, INC.
FOOTHILL MEDICAL GROUP, INC.
FORT WORTH NEONATAL
     ASSOCIATES BILLING, INC.
GNPA ACQUISITION COMPANY, INC.
MAGELLA HEALTHCARE CORPORATION
MAGELLA HEALTHCARE GROUP, L.P.
MAGELLA MEDICAL ASSOCIATES
     BILLING, INC.
MAGELLA MEDICAL ASSOCIATES
     MIDWEST, P.C.
MAGELLA MEDICAL ASSOCIATES
     OF GEORGIA, P.C.
MAGELLA MEDICAL GROUP, INC.
MAGELLA NEVADA, LLC
MAGELLA TEXAS, LLC

By:	/s/ Karl B. Wagner
	Name:	Karl B. Wagner
	Title:	Attorney-in-Fact

MNPC ACQUISITION COMPANY, INC.
MOUNTAIN STATES NEONATOLOGY, INC.
NACF ACQUISITION COMPANY, INC.
NEONATAL AND PEDIATRIC
     INTENSIVE CARE MEDICAL GROUP, INC.
NEONATOLOGY ASSOCIATES BILLING, INC.
NEONATAL SPECIALISTS, LTD.
NSPA ACQUISITION COMPANY, INC.
OBSTETRIX ACQUISITION COMPANY
     OF ARIZONA, INC.
OBSTETRIX ACQUISITION COMPANY
     OF COLORADO, INC.
OBSTETRIX MEDICAL GROUP
     OF ARIZONA, P.C.
OBSTETRIX MEDICAL GROUP OF
     CALIFORNIA, A PROFESSIONAL CORPORATION
OBSTETRIX MEDICAL GROUP
     OF COLORADO, P.C.
OBSTETRIX MEDICAL GROUP OF KANSAS
     AND MISSOURI, P.A.
OBSTETRIX MEDICAL GROUP OF
     PHOENIX, P.C.
OBSTETRIX MEDICAL GROUP OF TEXAS
     BILLING, INC.
OBSTETRIX MEDICAL GROUP OF
     WASHINGTON, INC., P.S.
OBSTETRIX MEDICAL GROUP, INC.
OZARK NEONATAL ASSOCIATES, INC.
PALM BEACH NEO ACQUISITIONS, INC.
PASCV ACQUISITION COMPANY, INC.
PEDIATRIX ACQUISITION COMPANY
     OF OHIO, INC.
PEDIATRIX ACQUISITION COMPANY
     OF WASHINGTON, INC.
PEDIATRIX FLORIDA LLC

By:	/s/ Karl B. Wagner
	Name:	Karl B. Wagner
	Title:	Attorney-in-Fact

PEDIATRIX MEDICAL GROUP
     NEONATOLOGY AND PEDIATRIC
     INTENSIVE CARE SPECIALISTS OF
     NEW YORK, P.C.
PEDIATRIX MEDICAL GROUP OF ARKANSAS, P.A.
PEDIATRIX MEDICAL GROUP OF CALIFORNIA,
     A PROFESSIONAL CORPORATION
PEDIATRIX MEDICAL GROUP OF COLORADO, P.C.
PEDIATRIX MEDICAL GROUP OF DELAWARE, INC.
PEDIATRIX MEDICAL GROUP OF FLORIDA, INC.
PEDIATRIX MEDICAL GROUP OF GEORGIA, P.C.
PEDIATRIX MEDICAL GROUP OF ILLINOIS, P.C.
PEDIATRIX MEDICAL GROUP OF INDIANA, P.C.
PEDIATRIX MEDICAL GROUP OF KANSAS, P.A.
PEDIATRIX MEDICAL GROUP OF KENTUCKY, P.S.C.
PEDIATRIX MEDICAL GROUP OF LOUISIANA, L.L.C.
PEDIATRIX MEDICAL GROUP OF MICHIGAN, P.C.
PEDIATRIX MEDICAL GROUP OF MISSOURI, P.C.
PEDIATRIX MEDICAL GROUP OF NEW MEXICO, P.C.
PEDIATRIX MEDICAL GROUP OF NORTH CAROLINA, P.C.
PEDIATRIX MEDICAL GROUP OF OHIO CORP.
PEDIATRIX MEDICAL GROUP OF OKLAHOMA, P.C.

By:	/s/ Karl B. Wagner
	Name:	Karl B. Wagner
	Title:	Attorney-in-Fact

PEDIATRIX MEDICAL GROUP OF PENNSYLVANIA, P.C.
PEDIATRIX MEDICAL GROUP OF
     PUERTO RICO, P.S.C.
PEDIATRIX MEDICAL GROUP OF
     SOUTH CAROLINA, P.A.
PEDIATRIX MEDICAL GROUP OF
     TENNESSEE, P.C.
PEDIATRIX MEDICAL GROUP OF
     TEXAS BILLING, INC
PEDIATRIX MEDICAL GROUP OF
     WASHINGTON, INC., P.S.
PEDIATRIX MEDICAL GROUP, INC.,
     a Utah corporation
PEDIATRIX MEDICAL GROUP, P.A.
PEDIATRIX MEDICAL GROUP, P.C.,
     a Virginia corporation
PEDIATRIX MEDICAL GROUP, P.C.,
     a West Virginia corporation
PEDIATRIX MEDICAL MANAGEMENT, L.P.
PEDIATRIX MEDICAL SERVICES, INC.
PEDIATRIX OF MARYLAND, P.A.
PEDIATRIX SCREENING, INC.
PEDIATRIX TEXAS I LLC
PEDIATRIX VIRGINIA ACQUISITION
     COMPANY, INC.
PERINATAL PEDIATRICS, P.A.
PMG ACQUISITION CORP.
PMGSC, P.A.
PNA ACQUISITION CO., INC.
POKROY MEDICAL GROUP OF NEVADA, LTD.
RPNA ACQUISITION COMPANY, INC.
SCPMC ACQUISITION CO.
SNCA ACQUISITION COMPANY, INC.
ST. JOSEPH NEONATOLOGY
     CONSULTANTS, INC.

By:	/s/ Karl B. Wagner
	Name:	Karl B. Wagner
	Title:	Attorney-in-Fact

TEXAS MATERNAL FETAL MEDICINE
     BILLING, INC.
TEXAS NEWBORN SERVICES, INC.
TUCSON PERINATAL SERVICES, P.C.

By:	/s/ Karl B. Wagner
	Name:	Karl B. Wagner
	Title:	Attorney-in-Fact

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Kevin L. Ahart
	Name:	Kevin L. Ahart
	Title:	Assistant Vice President

LENDERS:
BANK OF AMERICA, N.A. as a Lender, L/C Issuer and
Swing Line Lender

By:	/s/ Craig Murliess
	Name:	Craig Murliess
	Title:	Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION
By:	/s/ Jose M. Cruz
	Name:	Jose M. Cruz
	Title:	Senior Vice President

SUNTRUST BANK
By:	/s/ Gregory M. Ratliff
	Name:	Gregory M. Ratliff
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ S.W. Choppin
	Name:	S.W. Choppin
	Title:	Senior Vice President

WACHOVIA BANK, N.A.
By:	/s/ Pat Schnitzer
	Name:	Pat Schnitzer
	Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION
By:	/s/ J.T. Taylor
	Name:	J.T. Taylor
	Title:	Senior Vice President

UBS LOAN FINANCE LLC
By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director Banking Products Services, US

By:	/s/ Toba Lumbantobing
	Name:	Toba Lumbantobing
	Title:	Associate Director Banking Products Services, US

THE INTERNATIONAL BANK OF MIAMI, N.A.
By:	/s/ Panayiotis Ch. Zotos
	Name:	Panayiotis Ch. Zotos
	Title:	Senior Vice President

MERRILL LYNCH BANK USA
By:	/s/
Name:
Title:

19